SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2013

General Sales and Leasing, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-178082	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16445 North 91st St., Suite 103, Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 637-8536

5389 Golden Barrel Ave., Las Vegas, NV 89141 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Effective February 25, 2013, our board of directors and a majority of our shareholders approved a change in the name of the company to “General Sales and Leasing, Inc.” A copy of the Certificate of Amendment to our Articles of Incorporation reflecting the name change, as filed with the State of Nevada, is attached hereto as Exhibit 3.1. In connection with the name change, our common stock has been assigned the following new CUSIP number: 370729105. The trading symbol for our common stock has not been changed.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Effective February 28, 2013, our board of directors has approved a forward split of our common stock on the basis of 10 shares for each 1 share currently issued and outstanding, payable directly to shareholders. The record date for the forward split was February 25, 2013, and the payment date will be February 28, 2013.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Sales and Leasing, Inc.

/s/ Ari L. Nagler

Ari L. Nagler
President and Chief Executive Officer

Date: February 27, 2013

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